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                                                                      EXHIBIT 23

                          1850 North Central Avenue       Telephone 602 379 5500
                          Suite 700                       Facsimile 602 379 5639
                          Phoenix, AZ  8004-4563



        Price Waterhouse LLP



June 13, 1996


                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1996 appearing on page 41 of Santa Fe Pacific Gold Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ PRICE WATERHOUSE LLP
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    Price Waterhouse